PACE® Select Advisors Trust

Summary Prospectus Supplement | July 2, 2019

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus"), dated November 28, 2018.

Includes:

–  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

This supplement updates certain information regarding the portfolio management team for UBS Asset Management (Americas) Inc., the funds' manager ("UBS AM"). Effective as of July 1, 2019, Betty Chen and Russell Sinder have been added as portfolio managers for the fund. In addition, effective as of July 1, 2019 and until on or around October 3, 2019, Mabel Lung, Managing Director and Portfolio Manager for the fund, will be on sabbatical from her day-to-day portfolio management activities. Ms. Lung will be accessible to the UBS AM investment team and to the Board of Trustees of the Trust (the "Board") in the event of any major events requiring her attention. Ms. Lung's sabbatical has the full support of the Board and UBS AM.

Effective as of July 1, 2019, the Summary Prospectus is hereby revised as follows:

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by inserting the following as the second sentence of the first bullet point of that section:

Betty Chen, Portfolio Manager, and Russell Sinder, Portfolio Manager, have been portfolio managers of the fund since July 2019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.